[Front Cover]

[Photo: Partial view of the earth as viewed from space]

COLONIAL GLOBAL UTILITIES FUND  Annual report

October 31, 1997

Not FDIC       May Lose Value
Insured        No Bank Guarantee

                    COLONIAL GLOBAL UTILITIES FUND HIGHLIGHTS
                       NOVEMBER 1, 1996 - OCTOBER 31, 1997

Investment Objective: Colonial Global Utilities Fund seeks current income and long-term growth of capital and income.

The Fund is Designed to Offer:
  [checkmark] Long-term growth potential
  [checkmark] Worldwide diversification
  [checkmark] Experienced professional management

Portfolio Manager Commentary: "The Fund's diversification of markets, utility sectors and political/economic environments continued to provide shareholders with a conservative way to participate in growing worldwide demand for electric, gas and telecommunication services."
                                          - Ophelia Barsketis and Deborah Jansen

                   Colonial Global Utilities Fund Performance


                                            Class A       Class B   Class C(1)
Inception dates                             10/15/91     3/27/95     3/27/95
--------------------------------------------------------------------------------
Twelve-month distributions declared
  per share                                 $0.348       $0.247      $0.247
--------------------------------------------------------------------------------
Twelve-month total returns, assuming
  reinvestment of all distributions and      17.40%       16.43%     16.53%
  no sales charge or contingent deferred
  sales charge (CDSC)
--------------------------------------------------------------------------------
 Net asset value per share on 10/31/97      $13.72        $13.72    $13.72


(1)  On July 1, 1997, Class D shares were redesignated Class C shares.



Top Five Common Stock Holdings(2)     Top Five Countries(2)
(as of 10/31/97)                      (as of 10/31/97)
 .................................     .................................
1. Portugal Telecom S.A.     2.8%     1. United States            49.4%
2. AES Corp.                 2.7%     2. Mexico                    5.6%
3. Lucent Technologies       2.4%     3. Brazil                    5.4%
4. Ameritech Corp            2.4%     4. Argentina                 4.1%
5. MCN Corp                  2.3%     5. United Kingdom            3.9%

(2)Holdings are shown as a percentage of total net assets. Countries are shown as a percentage of total investments. Because the Fund is actively managed, there can be no guarantee the Fund will continue to hold these securities or invest in these countries in the future.

                               PRESIDENT'S MESSAGE
                              TO FUND SHAREHOLDERS

I am pleased to present the annual report for
Colonial Global Utilities Fund. This report
reflects on the investment environment for the              [Photo:
12 months ended October 31, 1997 and on the                  Harold W. Cogger]
performance of your Fund.

Both international and domestic stock markets were generally strong during much of the period and the Fund's investment in utility stocks of established international and U.S. companies offered shareholders a way to participate in the global economy. Many of the world's economies are less mature than the U.S. economy. Significant unmet needs for basic utility services provide international utility stocks with considerable opportunities for price gains. While traditional utility investments in the U.S. market have recently experienced limited performance, their outlook is improving based on attractive economic fundamentals. These include low inflation, low interest rates and significant progress towards restructuring in the face of utility deregulation and increased competition.

While many markets experienced price gains during the period, a currency crisis in Southeast Asia during the final months had a negative spillover effect on many stock markets worldwide. During the "sorting out" period, the Fund's emphasis on a diversified portfolio of fundamentally strong, value-oriented utility stocks in well-established markets served to stabilize returns and shield investors from much of this volatility.

In addition to providing attractive growth potential, a global fund offers an opportunity to diversify your core portfolio by adding international investments. World stock markets do not tend to move in step with the domestic stock market, and many international markets have historically outperformed the U.S. market. We believe, looking ahead, economic growth prospects worldwide remain attractive and point to opportunities for future gains.

The following report will provide you with specific information on your Fund's performance as well as an in-depth report from your portfolio manager. Thank you for giving us the opportunity to serve your investment needs. Respectfully,

/s/ Harold W. Cogger
--------------------
    Harold W. Cogger
    President
    December 10, 1997

Because market conditions change frequently, there can be no assurance that the trends described will continue.

                           PORTFOLIO MANAGEMENT REPORT

Ophelia Barsketis and Deborah Jansen are portfolio co-managers of Colonial Global Utilities Fund. Ms. Barsketis is Senior Vice President of Stein Roe & Farnham, Inc., the portfolio's advisor. Ms. Jansen is Vice President of Stein Roe & Farnham, Inc.

Generally favorable economic conditions prevailed

Low inflation, low or falling interest rates in many areas of the world and good economic growth, particularly in the U.S., Europe and Latin America, combined to provide a favorable environment during most of the period. In the U.S., those utility companies that have cut costs and restructured their operations to increase their competitiveness in advance of deregulation performed well. A number of European utility stocks benefited from improving economic growth and efforts to privatize many state-owned utilities. Latin American utilities that sought to fulfill pent up demand for basic electric and telephone services also performed well.

However, during the last several months of the year, a currency crisis in Southeast Asia had a negative spillover effect on markets worldwide and volatility increased. This event did not cause us to alter our investment strategy -- we maintained our conservative focus on a diversified group of well-managed utility companies with good growth prospects in a variety of countries. We believe that these market events may present the Fund with buying opportunities over the near term and we will look closely at stocks in areas where economic growth and market prospects appear favorable.

Telecommunication stocks offered good values

The portfolio is divided among the three major utility sectors: electricity, telecommunications and gas/water. During the period, the telecommunications sector offered the best value, often at the expense of the electric sector, particularly in the U.S. where coming deregulation and increased competition limited upside potential.

The portfolio benefited from a number of stocks in the telecommunications sector. Two European utilities, Compagnie Generale des Eaux (French water) and Telecom Italia (Italian telephone) were large holders of cellular licenses and provided the Fund with an indirect way to participate in the sector's growth. We also held Airtouch, a U.S. company with cellular operations in 12 nations, good management and a strong balance sheet, and Iusacell, a Mexican cellular operator.

Performance reflects diversification across markets and sectors

For the 12-month period, the Fund generated a total return of 17.40% for Class A shares, based on net asset value. The Fund outperformed both the Standard and Poor's Utilities Index and the Morgan Stanley Capital International World Index ND which posted total returns of 9.90% and 16.77% for the period, respectively. Shareholders benefited from the portfolio's conservative investment approach, including its variety of holdings across markets and utility sectors.

Fundamental outlook for many utility stocks is positive

The utility supply and demand balance in many emerging nations is so tight that any event that limits a utility's ability to service its customers has a broad impact. For example, a recent storm in Brazil knocked out two electric transmission towers and the affected area was subjected to rotating brownouts, including first class hotels in the downtown areas that were left without running water. Many utility services we take for granted, running water, a private telephone and uninterrupted electricity, are less reliable in these countries and utilities that are able to efficiently service this pent up demand should do well.

Elsewhere in the world, privatization and deregulation present utility companies with new opportunities. We have already found value in the independent power producer (IPP) sector of the electric sector. As utility companies worldwide are unable to generate sufficient electricity to keep pace with growth in electric transmission needs, IPPs are able to fill this gap by providing an independent source of electricity. The portfolio has owned IPP stocks, such as AES Corp. (U.S.), and has avoided large exposure to traditional domestic electric utility stocks, which we believe have less attractive earnings growth potential.

          Colonial Global Utilities Fund Investment Performance(1) vs. Morgan Stanley Capital International World Index ND and the
                        Standard & Poor's Utilities Index

               Change in Value of $10,000 from 10/31/91 - 10/31/97
                    Based on NAV and POP for Class A Shares


AS OF DATE    NAV            POP      S&P Utilities       MSCI World Index
10/91        10,000         9,425        10,000              10,000
11/91        10,048         9,470         9,903               9,561
12/91        10,508         9,904        10,635              10,254
 1/92        10,356         9,760        10,063              10,061
 2/92        10,315         9,722         9,782               9,885
 3/92        10,203         9,616         9,643               9,416
 4/92        10,367         9,771        10,269               9,544
 5/92        10,636        10,024        10,254               9,921
 6/92        10,688        10,073        10,394               9,585
 7/92        11,137        10,496        11,222               9,607
 8/92        11,199        10,555        11,132               9,837
 9/92        11,199        10,555        11,213               9,744
10/92        11,083        10,445        11,113               9,477
11/92        11,243        10,596        11,092               9,643
12/92        11,596        10,930        11,496               9,718
 1/93        11,855        11,174        11,674               9,748
 2/93        12,311        11,603        12,510               9,976
 3/93        12,605        11,880        12,736              10,551
 4/93        12,517        11,797        12,475              11,037
 5/93        12,517        11,798        12,463              11,289
 6/93        12,893        12,151        13,038              11,191
 7/93        13,026        12,277        13,340              11,419
 8/93        13,571        12,790        13,986              11,939
 9/93        13,615        12,832        13,951              11,716
10/93        13,660        12,874        13,927              12,036
11/93        13,153        12,396        13,224              11,352
12/93        13,341        12,574        13,156              11,905
 1/94        13,643        12,859        13,241              12,688
 2/94        13,278        12,515        12,493              12,521
 3/94        12,772        12,038        12,070              11,978
 4/94        12,812        12,075        12,372              12,345
 5/94        12,559        11,837        12,037              12,374
 6/94        12,422        11,707        12,067              12,337
 7/94        12,719        11,987        12,472              12,569
 8/94        12,805        12,069        12,434              12,945
 9/94        12,537        11,816        12,124              12,602
10/94        12,647        11,920        12,219              12,957
11/94        12,424        11,710        12,044              12,392
12/94        12,427        11,713        12,111              12,509
 1/95        12,698        11,968        13,054              12,319
 2/95        12,799        12,063        13,029              12,495
 3/95        12,827        12,089        12,946              13,094
 4/95        13,088        12,336        13,430              13,548
 5/95        13,536        12,756        13,849              13,661
 6/95        13,564        12,784        13,908              13,653
 7/95        13,766        12,974        14,266              14,333
 8/95        13,708        12,920        14,556              14,011
 9/95        14,012        13,206        15,468              14,416
10/95        13,953        13,150        15,797              14,186
11/95        14,222        13,404        15,969              14,675
12/95        14,670        13,826        17,092              15,101
 1/96        14,889        14,033        17,316              15,371
 2/96        14,815        13,963        16,638              15,462
 3/96        14,677        13,833        16,279              15,716
 4/96        14,937        14,078        16,473              16,082
 5/96        15,142        14,272        16,436              16,093
 6/96        15,181        14,308        17,100              16,171
 7/96        14,687        13,843        15,993              15,596
 8/96        15,058        14,192        16,366              15,772
 9/96        15,223        14,348        16,523              16,387
10/96        15,626        14,727        17,345              16,498
11/96        16,433        15,488        17,733              17,419
12/96        16,531        15,580        17,626              17,137
 1/97        17,090        16,107        17,712              17,340
 2/97        17,082        16,100        17,564              17,536
 3/97        16,940        15,966        17,032              17,186
 4/97        17,286        16,292        16,746              17,745
 5/97        18,016        16,980        17,492              18,837
 6/97        18,561        17,494        18,032              19,773
 7/97        19,070        17,973        18,426              20,680
 8/97        18,008        16,972        18,118              19,294
 9/97        19,038        17,943        18,898              20,339
10/97        18,345        17,290        19,062              19,265


A $10,000 investment in Class B shares made on 3/27/95, (inception) at net asset value (NAV) would have been valued at $14,096 on 10/31/97. The same investment after deducting the applicable contingent deferred sales charge (CDSC) would have grown to $13,796 on 10/31/97. A $10,000 investment in Class C shares made on 3/27/95, (inception) at NAV would have been valued at $14,096 on 10/31/97. The Morgan Stanley Capital International World Index ND is an unmanaged index that tracks the performance of global stocks. The Standard & Poor's Utilities Index is an unmanaged index that tracks the performance of domestic utility stocks. Unlike mutual funds, indexes are not investments, do not incur fees or expenses and are not professionally managed.

                          Average Annual Total Returns
                    As of 9/30/97 (most recent quarter end)

--------------------------------------------------------------------------------
                     Class A(1)           Class B         Class C(2)
Inception             10/15/91            3/27/95           /27/95
                   NAV       POP       NAV     w/CDSC   NAV     POP w/CDSC
--------------------------------------------------------------------------------
1 year           25.06%     17.87%    24.13%  19.13%    24.13%     23.13%
--------------------------------------------------------------------------------
5 years           11.20      9.89        --      --        --         --
--------------------------------------------------------------------------------
Since inception   11.37     10.27     16.34   15.38     16.34      16.34
--------------------------------------------------------------------------------
(1) The Fund initially commenced operations as the Liberty Financial Utilities Fund on 10/15/91. Performance shown is based, in part, on the performance of the Liberty Financial Utilities Fund.

(2)  On July 1, 1997, Class D shares were redesignated Class C shares.

Past performance cannot predict future results. Returns and value of an investment will vary, resulting in a gain or loss on sale. All results shown assume reinvestment of distributions. NAV returns do not include sales charges or CDSC. Public offering price (POP) returns include the maximum sales charges of 5.75% for Class A shares. The CDSC returns reflect the maximum applicable charges of 5% for 1 year and 3% since inception for Class B shares and 1% for Class C shares for 1 year. Performance for different share classes will vary based on differences in sales charges and fees associated with each class.

                               LFC UTILITIES TRUST
                              INVESTMENT PORTFOLIO
                         OCTOBER 31, 1997 (IN THOUSANDS)

COMMON STOCKS - 81.2%                          COUNTRY    SHARES   VALUE
-------------------------------------------------------------------------------
TRANSPORTATION, COMMUNICATION, ELECTRIC,
GAS & SANITARY SERVICES - 70.8%
  Communications - 29.7%
  Airtouch Communications (a)                               86   $ 3,310
  American Telephone & Telegraph                            72     3,524
  Ameritech Corp.                                           61     3,972
  Grupo Iusacell SP ADR (a)                       Mx       153     2,754
  GTE Corp.                                                 69     2,907
  Hellenic Telecom ORD                            Gr        63     1,307
  Lucent Technologies, Inc.                                 49     4,006
  Nokia Oy Ab ADR                                 Fi        44     3,848
  Portugal Telecom S.A. ADR                       Pt       113     4,649
  Telebras ADR                                    Bz        25     2,538
  Telecom Italia (Saving Shares)                  It       797     3,223
  Telefonica de Argentina ADR                     Ar        42     1,181
  Telefonica de Espana ADR                        Sp        34     2,805
  Telefonos de Mexico ADS                         Mx        72     3,127
  Tellabs, Inc. (a)                                         45     2,403
  WorldCom, Inc.                                           114     3,833
                                                                 -------
                                                                  49,387
                                                                 -------
  Electric Services - 29.4%
  AES Corp. (a)                                            114     4,509
  Chilgener                                       Ch       115     3,133
  Edison International                                     121     3,111
  Electric de Portugal ADR (a)                    Pt        41     1,439
  Energetica de Minas (CEM3) (a)                  Bz    66,200     2,282
  FPL Group, Inc.                                           65     3,360
  Hong Kong Electric ADR                          HK       914     3,098
  Iberdrola SA                                    Sp       260     3,112
  Light-Servicos de Eletricidade S.A.             Bz     8,250     2,732
  National Power PLC ADR                          UK       101     3,362
  NIPSCO Industries, Inc.                                   82     3,603
  Pinnacle West Capital Corp.                               89     3,105
  Scottish Power                                  UK       411     3,064
  Texas Utilities Co.                                       83     2,978
  VEBA AG                                         G         53     3,004
  Viag AG                                         G          7     3,087
                                                                 -------
                                                                  48,979
                                                                 -------
Gas Services - 11.7%
CMS Energy Corp.                                            87     3,186
Columbia Gas System                                         43     3,107
MCN Corp.                                                  111     3,850

                      Investment Portfolio/October 31, 1997
-----------------------------------------------------------------------------
COMMON STOCKS - CONT.                         COUNTRY    SHARES   VALUE
-----------------------------------------------------------------------------
  TRANSPORTATION, COMMUNICATION, ELECTRIC,
  GAS & SANITARY SERVICES - CONT.
  Gas Services - cont.
  Questar Corp.                                             84   $ 3,245
  UGI Corp.                                                127     3,413
  YPF SA  ADR                                     Ar        85     2,720
                                                                 -------
                                                                  19,521
--------------------------------------------------------------------------------
SERVICES - 10.4%
  Conglomerates and Miscellaneous Services - 3.9%
  Grupo Carso S.A. de CV                          Mx       530     3,368
  USA Waste Services, Inc. (a)                              85     3,145
                                                                 -------
                                                                   6,513
                                                                 -------
  Water Services - 6.5%
  American Water Works Co., Inc.                           115     2,602
  CIA Saneamento Basico de Sp                     Bz     8,100     1,432
  Compagnie Generale des Eaux                     Fr        28     3,274
  Culligan Water Technologies, Inc. (a)                     82     3,491
                                                                 -------
                                                                  10,799
                                                                 -------
TOTAL COMMON STOCKS (cost of $110,934)                           135,199
                                                                 -------
CONVERTIBLE PREFERRED STOCKS - 5.9%
--------------------------------------------------------------------------------
 TRANSPORTATION, COMMUNICATION, ELECTRIC,
 GAS & SANITARY SERVICES - 5.9%
   Communications - 4.1%
   LM Ericsson                        4.250%      Sw        626    3,909
   Nortel Inversora  S.A             10.000%      Ar         61    2,837
                                                                  ------
                                                                   6,746
                                                                  ------
   Electric - 1.8%
   Calenergy Capital Trust II         6.250(b)%              60    3,053
                                                                  ------
TOTAL CONVERTIBLE PREFERRED STOCKS
  (cost of $7,101)                                                 9,799
                                                                  ------
CORPORATE FIXED-INCOME BONDS - 7.4%            CURRENCY    PAR
--------------------------------------------------------------------------------
 TRANSPORTATION, COMMUNICATION, ELECTRIC,
 GAS & SANITARY  SERVICES - 7.4%
   Communications - 2.2%
   Telekom Malaysian Berhad,
                          7.125%   08/01/05       Ma     $4,000    3,703
                                                                  ------

                      Investment Portfolio/October 31, 1997
--------------------------------------------------------------------------------
   Electrical Services - 5.2%
   Financiera Energetica,
                          9.000%  11/08/99(c)     Co     $4,000      $4,060
   Hydro-Quebec,
                          8.050%  07/07/24        Ca      4,000       4,540
                                                                   --------
                                                                      8,600
                                                                   --------
TOTAL CORPORATE FIXED-INCOME BONDS
   (cost of $12,441)                                                 12,303
                                                                   --------
CORPORATE CONVERTIBLE BONDS - 3.7%
--------------------------------------------------------------------------------
 TRANSPORTATION, COMMUNICATION, ELECTRIC,
 GAS & SANITARY  SERVICES - 3.7%
   Gas Services
   SFP Pipeline Holdings,
   (cost of $4,404)      11.160%  08/15/10                3,700      6,179
                                                                   --------
SHORT-TERM OBLIGATIONS - 1.0%
--------------------------------------------------------------------------------
   Associates Corp. of North America,
   (cost of $1,699)       5.600%   11/03/97               1,700      1,699
                                                                   --------
TOTAL INVESTMENTS - 99.2%
   (cost of $136,579)(d)                                           165,179
                                                                   --------
OTHER ASSETS & LIABILITIES, NET - 0.8%                               1,362
--------------------------------------------------------------------------------
NET ASSETS - 100%                                                 $166,541
                                                                  ==========
NOTES TO INVESTMENT PORTFOLIO:
--------------------------------------------------------------------------------
(a)  Non-income producing.

(b) Calenergy Capital Trust II is a restricted security which was acquired on February 20, 1997 at a cost of $3,014. This security represents 1.8% of the Portfolio's net assets at October 31, 1997.

(c) Financiera Energetica is a restricted security which was acquired on June 1, 1995 at a cost of $4,126. This security represents 2.4% of the Portfolio's net assets at October 31, 1997.

(d)  Cost for federal income tax purposes is the same.

                      Investment Portfolio/October 31, 1997
--------------------------------------------------------------------------------

Summary of Securities by                  Country/
 Country/Currency          Currency        Value         % of Total
--------------------------------------------------------------------------
United States                            $ 81,591           49.4
Mexico                         Mx           9,249            5.6
Brazil                         Bz           8,984            5.4
Argentina                      Ar           6,738            4.1
United Kingdom                 UK           6,426            3.9
Germany                        G            6,091            3.7
Portugal                       Pt           6,088            3.7
Spain                          Sp           5,917            3.6
Canada                         Ca           4,540            2.7
Colombia                       Co           4,060            2.5
Sweden                         Sw           3,909            2.4
Finland                        Fi           3,848            2.3
Malaysia                       Ma           3,703            2.2
France                         Fr           3,274            2.0
Italy                          It           3,223            1.9
Chile                          Ch           3,133            1.9
Hong Kong                      HK           3,098            1.9
Greece                         Gr           1,307            0.8
                                        ----------         -----
                                         $165,179          100.0
                                        ==========         =====

Certain securities are listed by country of underlying exposure but may trade predominantly on other exchanges.

     Acronym                            Name
  --------------               ---------------------------
       ADR                     American Depository Receipt
       ADS                     American Depository Shares

See notes to financial statements

                               LFC UTILITIES TRUST
                        STATEMENT OF ASSETS & LIABILITIES
                                OCTOBER 31, 1997

(in thousands)
Assets
Investments at value (cost $136,579)                    $ 165,179

Receivable for:
  Investments sold                            $  726
  Interest                                       346
  Dividends                                      334
Cash                                              44
Other assets                                      14        1,464
                                                -----   ----------
    Total Assets                                          166,643

Liabilities
Payable for:
  Management, accounting
    and transfer agent fees                       85
  Other                                           17
                                                -----
    Total Liabilities                                         102
                                                        ----------

NET ASSETS applicable to
investors' beneficial interest                          $ 166,541
                                                        ==========

See notes to financial statements.

                               LFC UTILITIES TRUST
                             STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED OCTOBER 31, 1997


(in thousands)
INVESTMENT INCOME
Dividends (net of foreign taxes withheld of $274)                       $ 4,374
Interest                                                                  2,244
                                                                  --------------
       Total Investment Income                                            6,618

EXPENSES
Management fee                                           $ 967
Custodian & accounting fees                                 54
Audit & legal fees                                          18
Transfer agent fees                                          7
Other                                                       11            1,057
                                                ---------------   --------------
       Net Investment Income                                              5,561
                                                                  --------------

NET REALIZED & UNREALIZED GAIN (LOSS) ON PORTFOLIO POSITIONS
Net realized gain (loss) on:
  Investments                                           12,403
  Foreign currency transactions                           (109)
                                                ---------------
    Net realized gain from investments
     and foreign currency transactions                                   12,294
Change in unrealized appreciation (depreciation)
 during the period on:
  Investments                                           11,793
  Translation of other assets and liabilities              (12)
                                                ---------------
    Net unrealized appreciation from
     investments and foreign currency
     translations                                                        11,781
                                                                  --------------
       Net gain                                                          24,075
                                                                  --------------
Increase in Net Assets from Operations                                 $ 29,636
                                                                  ==============


See notes to financial statements.

                               LFC UTILITIES TRUST
                       STATEMENT OF CHANGES IN NET ASSETS

(in thousands)                                       Year ended October 31
                                                --------------------------------
INCREASE (DECREASE) IN NET ASSETS                       1997               1996
Operations:
Net investment income                                  $ 5,561          $ 8,645
Net realized gain from investments
 and foreign currency transactions                      12,294            2,350
Change in unrealized appreciation from
 investments and foreign currency
 translations                                           11,781           12,784
                                                ---------------   --------------
    Increase from Operations                            29,636           23,779
                                                ---------------   --------------


Transactions in investors' beneficial interest:
Contributions                                              120               38
Withdrawals                                            (35,537)         (65,100)
                                                ---------------   --------------
Net transactions in investors' beneficial
  interest                                             (35,417)         (65,062)
                                                ---------------   --------------
        Total Decrease                                  (5,781)         (41,283)
                                                ---------------   --------------

NET ASSETS
Beginning of period                                    172,322          213,605
                                                ---------------   --------------
End of period                                        $ 166,541        $ 172,322
                                                ===============   ==============


See notes to financial statements.

                               LFC UTILITIES TRUST
                              FINANCIAL HIGHLIGHTS



                              Year ended October 31
 -------------------------------------------------------------------------------
                                  1997         1996         1995         1994
RATIOS TO AVERAGE NET ASSETS
   Expenses                        0.60%      0.60%         0.63%(a)    0.61%
   Net investment income           3.16%      4.47%         5.97%(b)    5.48%

Portfolio turnover                   48%        34%           46%         34%
Average broker commission (c)    $0.0035   $0.0214            --          --

                                           Year ended
                                           October 31
                                           ----------
                                              1993
RATIOS TO AVERAGE NET ASSETS
   Expenses                                    0.64%
   Net investment income                       5.29%

Portfolio turnover                               41%

(a) If the Portfolio had paid all of its expenses and there had been no reimbursement from the Investment Adviser, this ratio would have been 0.64%.

(b) Computed giving effect to the Investment Adviser's expense limitation undertaking.

(c) For fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate per share for trades on which commissions are charged.

                               LFC UTILITIES TRUST
                          NOTES TO FINANCIAL STATEMENTS
                                October 31, 1997

NOTE 1. ORGANIZATION AND ACCOUNTING POLICIES
--------------------------------------------------------------------------------
Organization: LFC Utilities Trust (the Portfolio) was organized on August 14, 1991 as a trust under Massachusetts law and is registered under the Investment Company Act of 1940 as an open-end investment company. The Declaration of Trust permits the Trustees to issue non-transferable interests in the Portfolio. The Portfolio commenced operations on August 23, 1991.

The following is a summary of significant accounting policies followed by the Portfolio in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Valuation of investments: All securities are valued as of October 31, 1997. Domestic securities traded on national securities exchanges are valued at the last reported sales price or, if there are no sales, at the latest bid quotation. Each domestic over-the-counter security for which the last sales price is available from Nasdaq is valued at that price. All other domestic over-the-counter securities for which reliable quotations are available are valued at the latest bid quotation. Domestic securities convertible into equity securities and long-term debt obligations are valued at a fair value using a procedure determined in good faith by the Board of Trustees, which has authorized the use of valuations provided by a pricing service. Foreign security valuations are generally based upon market quotations which, depending upon local convention or regulation, may be last sale price, last bid or asked price, or the mean between last bid and asked price as of, in each case, the close of the appropriate exchange or other designated time.

Other assets and securities of the Portfolio are valued by a method that the Board of Trustees believes represents a fair value.

Federal income taxes: The Portfolio has complied and intends to comply with the applicable provisions of the Internal Revenue Service Code. Accordingly, no provisions for federal income taxes is considered necessary.

                     Notes to Financial Statements/October 31, 1997
--------------------------------------------------------------------------------
NOTE 1. ORGANIZATION AND ACCOUNTING POLICIES - CONT.
--------------------------------------------------------------------------------
Foreign currency translations: The books and records of the Portfolio are maintained in U.S. dollars. All assets and liabilities of the Portfolio denominated in foreign currencies are translated into U.S. dollar amounts using a rate that represents the mid-point between bid and asked market rates for such currencies. Purchases and sales of foreign securities and income derived from foreign securities are converted at the prevailing rate of exchange on the respective dates of such transactions. The Portfolio may enter into "forward currency contracts" for purchases and sales of securities denominated in foreign currency.

Other: Investment transactions are accounted for on the trade date. Interest income and expenses are recorded on the accrual basis. Dividend income is recorded on the ex-dividend date.

NOTE 2. INVESTMENT TRANSACTIONS
--------------------------------------------------------------------------------
Realized gains and losses are computed on the identified cost basis for both financial reporting and federal income tax purposes. The cost of investments purchased and proceeds from investments sold, excluding short-term investments, for the year ended October 31, 1997 were $81,199,268 and $111,763,277, respectively.

Unrealized appreciation(depreciation) at October 31, 1997, based on cost of investments for both financial statement and federal income tax purposes was:

Gross unrealized appreciation                  $32,470,247
Gross unrealized depreciation                   (3,870,092)
                                              --------------
Net unrealized appreciation                    $28,600,155
                                              --------------

NOTE 3. TRANSACTIONS WITH AFFILIATED INVESTMENT MANAGEMENT
--------------------------------------------------------------------------------
The Portfolio has a management agreement with Stein Roe & Farnham, Inc.
(Stein Roe), an indirect majority-owned subsidiary of Liberty Mutual
Insurance Company (Liberty Mutual) under which Stein Roe provides investment management and administrative services. The investment management fee paid to Stein Roe is accrued daily and paid monthly at an annual rate of 0.55 percent of the Portfolio's average daily net assets up to $400 million and 0.50 percent of its average daily net assets thereafter.

The transfer agent fees are paid to Stein Roe Services, Inc., an indirect, majority-owned subsidiary of Liberty Mutual. For the year ended October 31, 1997, the Portfolio incurred charges of $7,305.

Stein Roe also provides the Portfolio with certain accounting services. For the year ended October 31, 1997, the Portfolio incurred charges of $28,094.

                 INDEPENDENT AUDITORS' REPORT

THE TRUSTEES AND INVESTORS
LFC UTILITIES TRUST:

We have audited the accompanying statement of assets and liabilities of LFC Utilities Trust including the Investment Portfolio, as of October 31, 1997, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1997, by correspondence with the custodian and broker. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of LFC Utilities Trust as of October 31, 1997, the result of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with generally accepted accounting principles.


KPMG Peat Marwick LLP
Chicago, Illinois
December 1, 1997

                         COLONIAL GLOBAL UTILITIES FUND
                        STATEMENT OF ASSETS & LIABILITIES
                                OCTOBER 31, 1997

(in thousands except for per share amounts and footnotes)
ASSETS
Investment in LFC Utilities Trust, at value                        $166,539
Receivable for Fund shares sold                                           5
                                                                    --------
    Total Assets                                                    166,544
LIABILITIES
Payable for:
  Fund shares repurchased                                   $ 71
  Distributions                                               27
Accrued:
  Administration fee                                          15
  Distribution fee                                             3
  Bookkeeping fee                                              4
  Service fee                                                 36
  Transfer Agent fee                                          29
  Deferred Trustee Fees                                        2
Other                                                         29
                                                            -----
 Total Liabilities                                                      216
                                                                    --------

NET ASSETS                                                         $166,328
                                                                    ========
Net asset value & redemption price per share -
Class A ($162,267/11,825)                                          $  13.72
                                                                    ========

Maximum offering price per share - Class A
($13.72/0.9425)                                                    $  14.56(a)
                                                                    ========

Net asset value & offering price per share -
Class B ($3,243/236)                                               $  13.72(b)
                                                                    ========

Net asset value & offering price per share -
Class C ($818/60)                                                 $   13.72(b)
                                                                    ========


COMPOSITION OF NET ASSETS
Capital paid in                                                   $ 126,347
Undistributed net investment income                                     440
Accumulated net realized gain                                        10,943
Net unrealized appreciation (depreciation) on:
  Investments                                                        28,600
  Foreign currency transactions                                          (2)
                                                                    --------
                                                                  $ 166,328
                                                                    ========

(a)  On sales of $50,000 or more the offering price is reduced.

(b) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See notes to financial statements.

                         COLONIAL GLOBAL UTILITIES FUND
                            STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED OCTOBER 31, 1997

(in thousands)
INVESTMENT INCOME
Dividend income from LFC Utilities Trust                                $ 4,374
Interest income from LFC Utilities Trust                                  2,243
Expenses allocated from LFC Utilities Trust                              (1,057)
                                                                        --------
     Investment Income from LFC Utilities Trust
     (net of nonrebatable foreign taxes withheld
     at source which amounted to $274)                                    5,560
EXPENSES
Administration fee                                            $ 176
Service fee                                                     439
Distribution fee - Class B                                       21
Distribution fee - Class C                                        5
Audit                                                            11
Transfer agent                                                  495
Bookkeeping fee                                                  47
Trustees fee                                                     17
Custodian fee                                                     6
Registration fee                                                 20
Reports to shareholders                                          12
Other                                                            21       1,270
                                                            --------    --------
      Net Investment Income                                               4,290

NET REALIZED & UNREALIZED GAIN (LOSS) ON PORTFOLIO POSITIONS
Net realized gain (loss) on:
   Investments                                               12,403
   Foreign currency transactions                               (110)
                                                             -------
     Net Realized Gain                                                   12,293
  Change in net unrealized appreciation
   (depreciation) during the period on:
   Investments                                               11,793
   Foreign currency transactions                                (12)
                                                             -------
     Net Change in Unrealized Appreciation                               11,781
                                                                        --------
       Net Gain                                                          24,074
                                                                        --------

   Increase in Net Assets from Operations                             $  28,364
                                                                        ========

See notes to financial statements.

                         COLONIAL GLOBAL UTILITIES FUND
                       STATEMENT OF CHANGES IN NET ASSETS

(in thousands)                                      Year ended October 31
                                                  -------------------------
INCREASE (DECREASE) IN NET ASSETS                   1997             1996
Operations:
Net investment income                           $   4,290         $  7,121
Net realized gain                                  12,293            2,350
Net unrealized appreciation                        11,781           12,784
                                                  --------         --------
    Net Increase from Operations                   28,364           22,255
Distributions:
From net investment income - Class A               (4,558)          (6,447)
From net investment income - Class B                  (45)             (30)
From net investment income - Class C                  (13)             (12)
                                                  --------         --------
                                                   23,748           15,766
                                                  --------         --------
Fund Share Transactions: (a)
Receipts for shares sold - Class A                  4,239            5,017
Value of distributions reinvested - Class A         4,093            5,659
Cost of shares repurchased - Class A              (39,270)         (68,398)
                                                  --------         --------
                                                  (30,938)         (57,722)
                                                  --------         --------
Receipts for shares sold - Class B                  2,324            1,225
Value of distributions reinvested - Class B            37               23
Cost of shares repurchased - Class B                 (950)            (541)
                                                  --------         --------
                                                    1,411              707
                                                  --------         --------
Receipts for shares sold - Class C                    306              353
Value of distributions reinvested - Class C            10               10
Cost of shares repurchased - Class C                 (171)            (120)
                                                  --------         --------
                                                      145              243
                                                  --------         --------
    Net Decrease from Fund Share Transactions     (29,382)         (56,772)
                                                  --------         --------
        Total Decrease                             (5,634)         (41,006)
NET ASSETS
Beginning of period                               171,962          212,968
                                                  --------         --------
End of period (including undistributed
net investment income of $440 and $865,
respectively)                                   $ 166,328         $171,962
                                                  ========         ========

(a) Effective July 1, 1997, Class D shares were redesignated Class C shares.

Statement of Changes in Net Assets continued on following page.

See notes to financial statements.

                         COLONIAL GLOBAL UTILITIES FUND
                   STATEMENT OF CHANGES IN NET ASSETS - CONT.

(in thousands)                                      Year ended October 31
                                                 ---------------------------
NUMBER OF FUND SHARES (a)                           1997               1996

Sold - Class A                                       317                434
Issued for distributions reinvested - Class A        313                494
Repurchased - Class A                             (2,954)            (5,903)
                                                 --------    ---------------
                                                  (2,324)            (4,975)
                                                 --------    ---------------
Sold - Class B                                       175                105
Issued for distributions reinvested - Class B          3                  2
Repurchased - Class B                                (70)               (46)
                                                 --------    ---------------
                                                     108                 61
                                                 --------    ---------------
Sold - Class C                                        23                 31
Issued for distributions reinvested - Class C          1                  1
Repurchased - Class C                                (13)               (11)
                                                 --------    ---------------
                                                      11                 21
                                                 --------    ---------------

(a) Effective July 1, 1997, Class D shares were redesignated Class C shares.

See notes to financial statements.

                       COLONIAL GLOBAL UTILITIES FUND
                       NOTES TO FINANCIAL STATEMENTS
                              OCTOBER 31, 1997

NOTE 1. ACCOUNTING POLICIES
--------------------------------------------------------------------------------
Organization: Colonial Global Utilities Fund (the Fund), a series of
Colonial Trust III, is a diversified portfolio of a Massachusetts business trust, registered under the Investment Company Act of 1940, as amended, as an open-end, management investment company. The Fund invests all all of its assets in interests in the LFC Utilities Trust (the Portfolio), a Massachusetts business trust, having the same investment objective as the Fund. The Fund records its share of the investment income, expenses and realized and unrealized gains and losses recorded by the Portfolio on a daily basis. The investment income, expenses and realized and unrealized gains and losses are allocated daily to investors in the Portfolio based upon the value of their investments in the Portfolio. Such investments are adjusted on a daily basis. The value of the Fund's investment in the Portfolio reflects the Fund's proportionate interest in the net assets of the Portfolio (99.9% at October 31, 1997). The performance of the Fund is directly affected by the performance of the Portfolio.

The financial statements of the Portfolio, including the portfolio of invest-ments are included elsewhere in this report and should be read in conjunction with the Fund's financial statements. The Fund may issue an unlimited number of shares. The Fund offers three classes of shares:
Class A, Class B and Class C. Class A shares are sold with a front-end sales charge, and Class B shares are subject to an annual distribution fee and a contingent deferred sales charge. Class B shares will convert to class
A shares when they have been outstanding approximately eight years.
Effective July 1, 1997, Class D shares were redesignated Class C shares. Class C shares are subject to a contingent deferred sales charge on redemptions made within one year after purchase and a continuing distribution fee.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of accounting policies that are consistently followed by the Fund in the preparation of its financial statements.

Security valuation and transactions: Valuation of securities by the Portfolio is discussed in Note 1 of the Portfolio's Notes to Financial Statements which are included elsewhere in this report.

                 Notes to Financial Statements/October 31, 1997
-----------------------------------------------------------------------------

Determination of class net asset values and financial highlights: All income, expenses (other than the Class B and Class C distribution fees) and realized and unrealized gains (losses) are allocated to each class proportion-ately on a daily basis for purposes of determining the net asset value of each class.

The per share data was calculated using the average shares outstanding during the period. In addition, Class B and Class C net investment income per share data reflects the distribution fee per share applicable to Class B and Class C shares only.

Class B and Class C ratios are calculated by adjusting the expense and net investment income ratios for the Fund for the entire period by the distribu-tion fee applicable to Class B and Class C shares only.

Federal income taxes: Consistent with the Fund's policy to qualify as a regulated investment company and to distribute all of its taxable income, no federal income tax has been accrued.

Distributions to shareholders: Distributions to shareholders are recorded on the ex-date.

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.

NOTE 2. FEES AND COMPENSATION PAID TO AFFILIATES
--------------------------------------------------------------------------------
Administrator fee: Colonial Management Associates, Inc. (the Admin-istrator), an affiliate of Stein Roe, is the administrator of the Fund and furnishes accounting and other services and office facilities for a monthly fee equal to 0.10% annually of the Fund's average net assets.

Bookkeeping fee: The Administrator provides bookkeeping and pricing services for $18,000 per year plus 0.0233% of the Fund's average net assets over $50 million.

Transfer agent fee: Colonial Investors Service Center, Inc. (the Transfer Agent), an affiliate of the Administrator, provides shareholder services for a monthly fee equal to 0.20% annually of the Fund's average net assets and receives reimbursement for certain out-of-pocket expenses.

Underwriting discounts, service and distribution fees: Liberty
Financial Investments, Inc., formerly Colonial Investments Services, Inc. (the Distributor), an affiliate of the Administrator, is the Fund's principal underwriter. For the year ended October 31, 1997, the Fund has been

                 Notes to Financial Statements/October 31, 1997
--------------------------------------------------------------------------------
NOTE 2. FEES AND COMPENSATION PAID TO AFFILIATES - CONT.
--------------------------------------------------------------------------------
advised that the Distributor retained net underwriting discounts of $12,373 on sales of the Fund's Class A shares and received $3,547 and $243 of contingent deferred sales charges (CDSC) on Class B and Class C share redemptions, respectively.

The CDSC and the fees received from the 12b-1 plan are used principally as repayment to the Distributor for amounts paid by the Distributor to dealers who sold such shares.

The Fund has adopted a 12b-1 plan which requires the payment of a service fee to the Distributor equal to 0.25% annually of the Fund's net assets as of the 20th of each month. The plan also requires the payment of a distribution fee to the Distributor equal to 0.75% annually of the average net assets attributable to Class B and Class C shares.

Other: The Fund pays no compensation to its officers, all of whom are employees of the Administrator.

The Fund's Trustees may participate in a deferred compensation plan which may be terminated at any time. Obligations of the plan will be paid solely out of the Fund's assets.

NOTE 3.  LINE OF CREDIT
--------------------------------------------------------------------------------
The Fund may borrow up to 10% of its net assets under a line of credit for temporary or emergency purposes. Any borrowings bear interest at one of the following options determined at the inception of the loan: (1) federal funds rate plus 1/2 of 1%, (2) the lending bank's base rate or (3) IBOR off-shore loan rate plus 1/2 of 1%. There were no borrowings under the line of credit during the year ended October 31, 1997.

                         COLONIAL GLOBAL UTILITIES FUND
                              FINANCIAL HIGHLIGHTS

Selected data for a share of each class outstanding throughout each period are as follows:
                                                    Year ended October 31
                                           --------------------------------
                                                            1997
                                              Class A    Class B    Class C (a)
                                              -------    -------    -------
Net asset value -
   Beginning of period                     $ 12.000     $12.010    $12.000
                                         ----------    --------    -------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (b)(c)                  0.328       0.225      0.225
Net realized and
  unrealized gain (b)                         1.740       1.732      1.742
                                         ----------    --------    -------
   Total from Investment
     Operations                               2.068       1.957      1.967
                                         ----------    --------    -------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment income                   (0.348)     (0.247)    (0.247)
                                         ----------    --------    -------
Net asset value -
   End of period                           $ 13.720     $13.720    $13.720
                                         ==========    ========    =======
Total return (d)                             17.40%      16.43%     16.53%
                                         ==========    ========    =======
RATIOS TO AVERAGE NET ASSETS
Expenses (c)                                  1.31%       2.06%      2.06%
Net investment income (c)                     2.46%       1.71%      1.71%
Net assets at end
 of period (000)                         $ 162,267     $ 3,243      $ 818

(a)  Effective July 1, 1997, Class D shares were redesignated Class C shares.

(b) Per share data was calculated using average shares outstanding during the period.

(c) The per share amounts and ratios reflect income and expenses assuming inclusion of the Fund's proportionate share of the income and expenses of LFC Utilities Trust.

(d) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

                         COLONIAL GLOBAL UTILITIES FUND
                          FINANCIAL HIGHLIGHTS - CONT.

Selected data for a share of each class outstanding throughout each period are as follows:
                                                  Year ended October 31
                                         ---------------------------------------
                                                           1996
                                           Class A     Class B     Class C (b)
                                         ----------  ----------   ------------
 Net asset value -
    Beginning of period                   $ 11.080    $11.080     $11.080
                                          --------    -------     -------
 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income (a)(c)(d)             0.427      0.340       0.340
 Net realized and
   unrealized gain (loss)(c)                 0.878      0.889       0.879
                                          --------    -------     -------
    Total from Investment
      Operations                             1.305      1.229       1.219
                                          --------    -------     -------
 LESS DISTRIBUTIONS DECLARED
 TO SHAREHOLDERS:
 From net investment income                 (0.385)    (0.299)     (0.299)
 From net realized gains                      --         --          --
                                          --------    -------     -------
   Total Distributions
      Declared to Shareholders              (0.385)    (0.299)     (0.299)
                                          --------    -------     -------
 Net asset value -
    End of period                         $ 12.000    $12.010     $12.000
                                          ========    =======     =======
 Total return (f)                            11.99%     11.25%      11.16%
                                          ========    =======     =======
 RATIOS TO AVERAGE NET ASSETS
 Expenses                                     1.38%(c)   2.13%(c)    2.13%(c)
 Net investment income                        3.70%(c)   2.95%(c)    2.95%(c)
 Fees and expenses waived
   or borne by Liberty Securities
   and LFC Utilities Trust                    --         --          --
 Net assets at end
   of period (000)                        $169,840    $ 1,538     $   584

 (a) Net of fees and expenses waived or
       borne by Liberty Securities
       which amounted to                      --         --          --

(b) Effective July 1, 1997, Class D shares were redesignated Class C shares.

(c) Per share data was calculated using average shares outstanding during the period.

(d) The per share amounts and ratios reflect income and expenses assuming inclusion of the Fund's proportionate share of the income and expenses of LFC Utilities Trust.

(e) Class B and Class C shares were initially offered on March 27, 1995. Per share data reflects activity from that date.

(f) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(g) Total return would have been lower had Liberty Securities and LFC Utilities Trust not waived certain expenses.

(h)  Not annualized.

(i)  Annualized.

                         COLONIAL GLOBAL UTILITIES FUND
                           FINANCIAL HIGHLIGHTS - CONT

                              Year ended October 31
--------------------------------------------------------------------------------
                1995                                1994         1993
 Class A      Class B(e)      Class C(b)(e)        Class A     Class A
 -------      ----------      -------------        -------     -------
$ 10.610       $10.420          $10.420          $ 12.150     $ 10.430
--------       -------          -------          --------     --------
   0.536         0.248            0.248             0.550        0.570

   0.520         0.665            0.665            (1.430)       1.790
--------       -------          -------          --------     --------

   1.056         0.913            0.913            (0.880)       2.360
--------       -------          -------          --------     --------

  (0.517)       (0.253)          (0.253)           (0.500)      (0.610)
  (0.069)         --               --              (0.160)      (0.030)
--------       -------          -------          --------     --------

  (0.586)       (0.253)          (0.253)           (0.660)      (0.640)
--------       -------          -------          --------     --------

$ 11.080       $11.080          $11.080          $ 10.610     $ 12.150
========       =======          =======          ========     ========
   10.32%(g)      8.82%(h)         8.82%(h)         (7.40)%      23.30%
========       =======          =======          ========     ========

    1.29%(d)      2.05%(d)(i)      2.05%(d)(i)       1.20%        1.13%
    5.14%(d)      3.73%(d)(i)      3.73%(d)(i)       4.90%        4.80%


    0.03%         0.02%(i)         0.02%(i)          --           --

$211,916       $   745          $   307          $260,450     $304,500


$  0.002          --               --                --           --

                        REPORT OF INDEPENDENT ACCOUNTANTS

TO THE TRUSTEES OF COLONIAL TRUST III AND THE SHAREHOLDERS OF
COLONIAL GLOBAL UTILITIES FUND

In our opinion, the accompanying statement of assets and liabilities, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Colonial Global Utilities Fund (a series of Colonial Trust III) at October 31, 1997, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the two years in the period then ended, in conformity with generally accepted accounting principles. These financial statements (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments owned at October 31, 1997, provide a reasonable basis for the opinion expressed above. The Financial Highlights for each of the periods ended October 31, 1994 were audited by another Independent Accountant whose report, dated December 15, 1994, expressed an unqualified opinion on those statements.


PRICE WATERHOUSE LLP
Boston, Massachusetts
December 10, 1997

                              SHAREHOLDER SERVICES
                            TO MAKE INVESTING EASIER

Your fund has one of the most extensive selections of shareholder services available. Your financial advisor can help you arrange for any of these services, or you can call Colonial Investors Service Center directly at 1-800-345-6611.

Affordable Additional Investments: Add to your account with as little as $50 on most funds; $25 for an IRA account.

Free Exchanges(1): Exchange all or part of your account into the same share class of another fund distributed by Liberty Financial Investments, by phone or mail.

Easy Access to Your Money(1): Make withdrawals from your account by phone, by mail or, for certain funds, by check.

One-Year Reinstatement Privilege: If you need access to your money, but then choose to return it within one year, you can reinvest in any fund distributed by Liberty Financial Investments of the same share class without any penalty or sales charge.

Fundamatic: Make periodic investments as low as $50 from your checking account to your Fund account.

Systematic Withdrawal Plan (SWP): Receive monthly, quarterly or semiannual payments via check or bank transmission. There is a $5,000 account value required, but no minimum for the payment amount. The maximum annual withdrawal is 12% of account balance at time SWP is established. SWPs by check are processed on the 10th calendar day of each month unless the 10th falls on a non-business day or the first business day of the week. If this occurs, the processing date will be the previous business day. Dividends and capital gains must be reinvested.

Automated Dollar Cost Averaging: Transfer money on a monthly basis from any fund with a balance of $5,000 into the same share class of up to four other funds distributed by Liberty Financial Investments. Minimum for each transfer is $100.

Retirement Plans: Choose from a broad range of retirement plans, including IRAs.

(1) Redemptions and exchanges are made at the next determined net asset value after the request is received by the Transfer Agent. Proceeds may be more or less than your original cost. The exchange privilege may be terminated at any time. Exchanges are not available on all funds. Investors who purchase Class B or C shares, or $1 million or more of Class A shares, may be subject to a contingent deferred sales charge.

                              HOW TO REACH COLONIAL
                               BY PHONE OR BY MAIL
BY TELEPHONE
Customer Connection - 1-800-345-6611
For 24-hour account information, call from your touch-tone phone. (Rotary callers will be automatically connected to a representative during business hours.) A recorded message will guide you through the menu:

For fund prices, dividends and capital gains information              press 1

For account information                                               press 2

To speak to a service representative                                  press 3

For yield and total return information                                press 4

For duplicate statements or new supply of checks                      press 5

To order duplicate tax forms and year-end statements                  press 6
(February through May)

To review your options at any time during your call                   press *

To speak with a shareholder services representative about your account, call Monday to Friday, 8:00 a.m. to 8:00 p.m. ET, and Saturdays from February through mid-April, 10:00 a.m. to 2:00 p.m. ET.

Colonial Telephone Transaction Department - 1-800-422-3737

To purchase, exchange or sell shares by telephone, call Monday to Friday, 9:00 a.m. to 7:00 p.m. ET. Transactions received after the close of the New York Stock Exchange will receive the next business day's closing price.

Literature - 1-800-426-3750

To request literature on any fund distributed by Liberty Financial Investments, call Monday to Friday, 8:30 a.m. to 6:30 p.m. ET.

BY MAIL
Colonial Investors Service Center, Inc.
P.O. Box 1722
Boston, MA  02105-1722

                     IMPORTANT INFORMATION ABOUT THIS REPORT

The Transfer Agent for Colonial Global Utilities Fund is:

Colonial Investors Service Center, Inc.
P.O. Box 1722
Boston, MA  02105-1722
1-800-345-6611

Colonial Global Utilities Fund mails one shareholder report to each shareholder address. If you would like more than one report, please call 1-800-426-3750 and additional reports will be sent to you.


This report has been prepared for shareholders of Colonial Global Utilities Fund. This report may also be used as sales literature when preceded or accompanied by the current prospectus which provides details of sales charges, investment objectives and operating policies of the Fund.

[Back Cover]

                                    TRUSTEES

ROBERT J. BIRNBAUM

Retired (formerly Special Counsel, Dechert, Price & Rhoads; President and Chief Operating Officer, New York Stock Exchange, Inc.)

TOM BLEASDALE

Retired (formerly Chairman of the Board and Chief Executive Officer, Shore Bank & Trust Company)

LORA S. COLLINS

Attorney (formerly Attorney, Kramer, Levin, Naftalis, Nessen, Kamin & Frankel)

JAMES E. GRINNELL

Private Investor (formerly Senior Vice President-Operations, The Rockport
Company)

WILLIAM D. IRELAND, JR.

Retired (formerly Chairman of the Board, Bank of New England-Worcester)

RICHARD W. LOWRY

Private Investor (formerly Chairman and Chief Executive Officer, U.S. Plywood Corporation)

WILLIAM E. MAYER

Partner, Development Capital, L.L.C. (formerly Dean, College of Business and Management, University of Maryland; Dean, Simon Graduate School of Business, University of Rochester; Chairman and Chief Executive Officer, CS First Boston Merchant Bank; and President and Chief Executive Officer, The First Boston Corporation)

JAMES L. MOODY, JR.

Retired (formerly Chairman of the Board and Chief Executive Officer, Hannaford Bros. Co.)

JOHN J. NEUHAUSER

Dean, Boston College School of Management

GEORGE L. SHINN

Financial Consultant (formerly Chairman, Chief Executive Officer and Consultant, The First Boston Corporation)

ROBERT L. SULLIVAN

Retired Partner, Peat Marwick Main & Co. (formerly Management Consultant, Saatchi and Saatchi Consulting Ltd. and Principal and International Practice Director, Management Consulting, Peat Marwick Main & Co.)

SINCLAIR WEEKS, JR.

Chairman of the Board, Reed & Barton Corporation

[Liberty Financial Logo] Liberty Financial Investments, Inc. (C) 1997
                         Distributor for Colonial Funds,
                         Stein Roe Advisor Funds and Newport Funds
                         One Financial Center, Boston, MA 02111-2621

                                                      GU-02/348E-1097    (12/97)